Exhibit 99.2

FINANCIAL SUPPLEMENT

June 30, 2008

Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating our Company’s financial and operating metrics.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement

Presentation

Wind-down of Internet Advertising & Fees Tickle Business.

In May 2008, we announced our intentions to wind-down the operations of Tickle, a business included in the Internet Advertising & Fees segment.  As a result of this action, we have reclassified our quarterly financial information to reflect the wind-down as discontinued operations in all periods presented.  The financial results from continuing operations, presented herein, reflect the results of the remaining and ongoing portion of our business.

Stock Option Investigation

On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices.  On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee.  We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments.  No such amounts were recorded beyond the 2005 periods, as we accelerated the vesting of all unvested outstanding stock options as of December 31, 2005 to mitigate compensation expense we would have had to record upon the effectiveness of SFAS 123R .  The restatement did not affect our statements of operations or segment results for periods subsequent to December 31, 2005.

Provision for Legal Settlements, net

On July 30, 2008, Monster entered into a Memorandum of Understanding (“MOU”) with the class representative and the individual defendants in the shareholder securities class action that memorializes the terms pursuant to which the parties intend, subject to Court approval, to settle the securities class action.  As full settlement of the claims asserted in the securities class action, the MOU provides for a payment to the class of $47.5 million the cost of which to the Company will be approximately $25.1 million net of its insurance recovery and a payment by another defendant.  Also recorded in the provision for legal settlements, net in the second quarter of 2008, was approximately $15.0 million for estimated expenses relating to the other outstanding litigation in connection with Monster’s historical stock option grant practices.

Professional Fees

For the three and six months ended June 30, 2008, we recorded $4.3 million and $7.2 million, respectively, of professional fees as a direct result of ongoing matters relating to our historical stock option grant practices. In addition, approximately $5.3 million and $15.2 million of professional fees related to our historical stock option grant practices were included in three and six months ended June 30, 2007, respectively.  These costs primarily relate to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.

We expect to continue to incur significant professional fees related to ongoing matters relating to our historical stock option grant practices.  While we cannot quantify or estimate the timing of these costs throughout 2008, they primarily relate to legal fees paid on behalf of former employees and former members of senior management, and fees paid in defense of shareholder litigation.

Executive Severance

Included in our operating results for the year ended December 31, 2007, is approximately $15.8 million of severance charges related to executive officers who departed the Company in the second quarter of 2007.  Of the $15.8 million, approximately $12.8 million is non-cash and relates to the acceleration of equity awards.  The severance is recorded as component of “salaries and related” and the acceleration of equity awards is recorded as a component of “amortization of restricted stock and RSU’s” in our Financial Supplement.

Restructuring Actions

On July 30, 2007, we announced a series of strategic restructuring actions that are intended to position us for sustainable long-term growth in the rapidly evolving global online recruitment advertising industry.

The restructuring plan included an anticipated reduction in the current workforce by approximately 800 associates, or 15% of our full-time staff, through 2008. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and therefore the current reduction will be approximately 700 associates. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring is intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion.

For the three and six months ended June 30, 2008, we recorded $2.7 million and $9.7 million of restructuring costs, primarily related to severance.

Security Breach

In August 2007, we announced a security breach related to unauthorized access to our resume database.  We have taken measures to remediate the breach and assist any affected customers.  For the six months ended June 30, 2008, we recorded $0.5 million related to the breach; no such costs were incurred in the three months ended June 30, 2008.

Reclassifications

Certain reclassifications of prior year amounts have been made for consistent presentation.

Non-GAAP financial measures

Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results.  These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies.  The Company believes that its presentation of non-GAAP measures, provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: ongoing costs associated with the stock option investigations, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; and the strategic restructuring actions initiated in the third quarter of 2007.  The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program.  The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

Monster Worldwide, Inc.

Statements of Operations

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	6M 2007	6M 2008

Monster Careers	$237,190	$244,292	$258,260	$290,223	$291,326	$296,996	$316,877	$336,810	$320,953	$581,549	$657,763
Internet Advertising & Fees	28,141	31,944	31,093	31,607	32,659	33,146	30,970	29,662	33,341	64,266	63,003
Revenue	265,331	276,236	289,353	321,830	323,985	330,142	347,847	366,472	354,294	645,815	720,766

Salary and related	94,204	102,642	110,773	117,002	127,839	123,965	127,666	135,115	127,346	244,841	262,461
Office and general	32,216	41,189	48,924	58,750	51,856	57,621	56,708	61,710	61,754	110,606	123,464
Marketing and promotion	66,994	62,436	60,933	72,509	73,568	71,584	76,818	111,854	68,976	146,077	180,830
Provision for legal settlements, net	—	—	—	—	—	—	—	—	40,100	—	40,100
Restructuring and other special charges	—	—	—	—	—	11,155	5,442	6,927	2,732	—	9,659
Depreciation expense	8,204	6,937	7,448	7,860	9,350	10,408	10,589	10,803	12,330	17,210	23,133
Amortization of restricted stock and RSU Plan	3,423	2,943	2,424	4,176	17,069	2,871	3,623	5,206	8,351	21,245	13,557
Non-cash stock option expense	—	—	—	186	47	104	105	127	182	233	309
Amortization of intangibles	2,267	1,463	1,568	1,394	1,413	1,437	1,457	1,386	1,274	2,807	2,660
Operating expenses	207,308	217,610	232,070	261,877	281,142	279,145	282,408	333,128	323,045	543,019	656,173

Operating income	58,023	58,626	57,283	59,953	42,843	50,997	65,439	33,344	31,249	102,796	64,593
Interest and other, net(1)	4,055	5,123	6,504	5,413	6,903	6,507	6,799	7,383	3,057	12,316	10,440
Income from cont. operations, pre-tax	62,078	63,749	63,787	65,366	49,746	57,504	72,238	40,727	34,306	115,112	75,033

Income taxes	21,630	22,262	22,307	23,090	17,587	20,474	25,310	15,143	12,153	40,677	27,296
Losses in equity interests, net	(2,284)	(2,054)	(1,517)	(1,420)	(2,966)	(3,074)	(838)	(1,822)	(3,592)	(4,386)	(5,414)
Income from continuing operations	38,164	39,433	39,963	40,856	29,193	33,956	46,090	23,762	18,561	70,049	42,323

Income (loss) from disc. operations, net of tax(2)(3)	1,453	(123,250)	(888)	(1,374)	(577)	(655)	(1,090)	(1,171)	12,269	(1,951)	11,098

Net income (loss)	$39,617	$(83,817)	$39,075	$39,482	$28,616	$33,301	$45,000	$22,591	$30,830	$68,098	$53,421

Basic earnings (loss) per share:
Income from continuing operations	$0.30	$0.31	$0.31	$0.32	$0.22	$0.26	$0.37	$0.19	$0.15	$0.54	$0.35
Net income (loss)	$0.31	$(0.65)	$0.30	$0.30	$0.22	$0.26	$0.36	$0.18	$0.26	$0.52	$0.44

Diluted earnings (loss) per share:
Income from continuing operations	$0.29	$0.30	$0.30	$0.31	$0.22	$0.26	$0.36	$0.19	$0.15	$0.53	$0.35
Net income (loss)	$0.30	$(0.64)	$0.30	$0.30	$0.21	$0.25	$0.36	$0.18	$0.25	$0.51	$0.44

Weighted avg. shares outstanding:
Basic shares	128,551	128,484	128,489	129,653	130,542	129,499	125,504	122,711	120,885	130,268	121,798
Diluted shares	132,009	130,827	131,209	132,464	133,121	130,757	126,704	123,332	121,541	133,324	122,552

Global employees (ones)	4,170	4,591	4,813	5,285	5,442	5,116	5,112	5,164	5,396	5,442	5,396
Annualized revenue per average employee	$268.2	$252.2	$246.2	$255.0	$241.6	$250.2	$272.1	$285.3	$268.4	$241.6	$268.4

(1) - Interest and other, net includes a $1.3 million gain in the fourth quarter of 2006 related to early repayment of a note associated with a disposed company.

(2) - Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North America.

(3) - Loss from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived assets write-offs of $13.1 million of related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations

(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008

Monster Careers	$833,692	$899,053	$964,331	$1,029,965	$1,084,101	$1,136,805	$1,195,422	$1,242,009	$1,271,636
Internet Advertising & Fees	97,493	108,427	115,855	122,785	127,303	128,505	128,382	126,437	127,119
Revenue	931,185	1,007,480	1,080,186	1,152,750	1,211,404	1,265,310	1,323,804	1,368,446	1,398,755

Salary and related	353,785	369,729	396,099	424,621	458,256	479,579	496,472	514,586	514,093
Office and general	127,682	140,597	158,728	181,079	200,719	217,151	224,935	227,895	237,792
Marketing and promotion	219,698	240,093	251,611	262,872	269,446	278,594	294,479	333,823	329,232
Provision for legal settlements, net	—	—	—	—	—	—	—	—	40,100
Restructuring and other special charges	—	—	—	—	—	11,155	16,597	23,524	26,256
Depreciation expense	26,072	27,284	28,757	30,449	31,595	35,066	38,207	41,150	44,130
Amortization of restricted stock and RSU Plan	6,685	9,088	10,819	12,966	26,612	26,540	27,739	28,769	20,051
Non-cash stock option expense	95	95	95	186	233	337	442	383	518
Amortization of intangibles	9,046	8,632	7,671	6,692	5,838	5,812	5,701	5,693	5,554
Operating expenses	743,063	795,518	853,780	918,865	992,699	1,054,234	1,104,572	1,175,823	1,217,726

Operating income	188,122	211,962	226,406	233,885	218,705	211,076	219,232	192,623	181,029
Interest and other, net	12,380	16,582	19,042	21,095	23,943	25,327	25,622	27,592	23,746
Income from cont. operations, pre-tax	200,502	228,544	245,448	254,980	242,648	236,403	244,854	220,215	204,775

Income taxes	71,215	80,383	86,517	89,289	85,246	83,458	86,461	78,514	73,080
Losses in equity interests, net	(6,346)	(7,759)	(7,096)	(7,275)	(7,957)	(8,977)	(8,298)	(8,700)	(9,326)
Income from continuing operations	122,941	140,402	151,835	158,416	149,445	143,968	150,095	133,001	122,369

Income (loss) from disc. operations, net of tax	21,155	(106,191)	(114,698)	(124,059)	(126,089)	(3,494)	(3,696)	(3,493)	9,353

Net income	$144,096	$34,211	$37,137	$34,357	$23,356	$140,474	$146,399	$129,508	$131,722

Basic earnings per share:
Income from continuing operations	$0.98	$1.11	$1.19	$1.23	$1.16	$1.11	$1.17	$1.05	$0.98
Net income	$1.15	$0.27	$0.29	$0.27	$0.18	$1.08	$1.14	$1.02	$1.06

Diluted earnings per share:
Income from continuing operations	$0.96	$1.08	$1.16	$1.20	$1.13	$1.09	$1.15	$1.04	$0.97
Net income	$1.12	$0.26	$0.28	$0.26	$0.18	$1.07	$1.12	$1.01	$1.05

Weighted avg. shares outstanding:
Basic shares	125,445	127,034	128,077	128,794	129,292	129,546	128,785	127,064	124,650
Diluted shares	128,701	130,218	131,247	131,627	131,905	131,888	130,755	128,479	125,584

Monster Worldwide, Inc.

Statements of Cash Flows

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	6M 2007	6M 2008
Cash flows provided by operating activities:
Net income (loss)	$39,617	$(83,817)	$39,075	$39,482	$28,616	$33,301	$45,000	$22,591	$30,830	$68,098	$53,421
Adjustments to reconcile net income to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	(1,453)	123,250	888	1,374	577	655	1,090	1,171	(12,269)	1,951	(11,098)
Depreciation and amortization of intangibles	10,471	8,400	9,016	9,254	10,763	11,845	12,046	12,189	13,604	20,017	25,793
Provision for legal settlements, net	—	—	—	—	—	—	—	—	40,100	—	40,100
Provision for doubtful accounts	1,840	1,841	2,550	2,483	2,630	3,340	4,453	3,564	3,207	5,113	6,771
Non-cash compensation	3,423	2,943	2,424	4,362	17,116	2,975	3,728	6,495	8,533	21,478	15,028
Common stock issued for matching contribution to 401(k) plan and other	858	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	2,593	(815)	2,267	2,100	(7,605)	2,808	(2,762)	(7,319)	(12,263)	(5,505)	(19,582)
Loss (gain) on disposal of assets	—	—	—	—	(572)	(2)	3	725	1,360	(572)	2,085
Loss in equity interests and other, net	2,284	2,056	1,521	1,420	2,966	3,074	838	1,822	3,592	4,386	5,414
Changes in assets and liabilities, net of business combinations:
Accounts receivable	(21,388)	(24,072)	(122,790)	25,170	(4,804)	13,699	(101,843)	37,848	44,812	20,366	82,660
Prepaid and other	(8,248)	(14,542)	2,465	(2)	(4,202)	(8,007)	(12,766)	1,949	17,149	(4,204)	19,098
Deferred revenue	5,544	(2,328)	97,440	5,691	2,360	(17,515)	89,650	(2,458)	(51,465)	8,051	(53,923)
Accounts payable, accrued expenses and other liabilities	24,478	48,418	11,322	(8,950)	7,163	26,536	27,091	340	(13,937)	(1,787)	(13,597)
Net cash provided by (used for) operating activities of discontinued operations	2,709	17,516	(1,619)	(3,385)	(1,847)	126	(2,344)	(560)	(2,569)	(5,232)	(3,129)
Total adjustments	23,111	162,667	5,484	39,517	24,545	39,534	19,184	55,766	39,854	64,062	95,620
Net cash provided by operating activities	62,728	78,850	44,559	78,999	53,161	72,835	64,184	78,357	70,684	132,160	149,041

Cash flows provided by (used for) investing activities:
Capital expenditures	(15,831)	(12,492)	(16,882)	(21,449)	(15,515)	(10,596)	(16,187)	(20,559)	(29,654)	(36,964)	(50,213)
Purchase of marketable securities	(608,773)	(404,703)	(373,959)	(365,031)	(317,555)	(327,250)	(415,025)	(149,249)	(7,633)	(682,586)	(156,882)
Sale and maturities of marketable securities	406,537	321,390	342,351	311,662	277,903	446,418	478,068	414,453	21,852	589,565	436,305
Payments for acquisitions and intangible assets, net of cash acquired	(16,832)	(631)	(688)	(1,664)	(142)	(133)	(610)	(61,567)	—	(1,806)	(61,567)
Dividends received from unconsolidated investee	—	—	—	—	—	—	—	—	1,011	—	1,011
Net proceeds from sale of business	32,950	36,205	—	—	—	—	—	—	—	—	—
Cash funded to equity investee	(4,800)	(2,400)	(2,800)	(2,500)	(1,600)	(5,900)	—	(5,000)	—	(4,100)	(5,000)
Net cash used for investing activities of discontinued operations	(296)	(788)	(356)	(163)	(87)	(5)	(53)	—	—	(250)	—
Net cash provided by (used for) investing activities	(207,045)	(63,419)	(52,334)	(79,145)	(56,996)	102,534	46,193	178,078	(14,424)	(136,141)	163,654

Cash flows provided by (used for) financing activities:
Net borrowings (payments) under capital lease obligations and other debt	(87)	(130)	322	—	—	(58)	(42)	(80)	(67)	—	(147)
Payments on acquisition debt	(7,480)	—	440	(16,310)	(5,552)	—	(1,500)	—	—	(21,862)	—
Proceeds from the exercise of employee stock options	31,571	60	1,038	43,395	10,006	651	838	418	628	53,401	1,046
Excess tax benefits from (provisions for) equity compensation plans	6,049	16	632	6,486	5,857	1,611	(155)	(568)	688	12,343	120
Repurchase of common stock	(5,879)	—	(318)	(3,326)	(6,716)	(154,692)	(97,761)	(79,469)	(6,858)	(10,042)	(86,327)
Net cash provided by (used for) financing activities	24,174	(54)	2,114	30,245	3,595	(152,488)	(98,620)	(79,699)	(5,609)	33,840	(85,308)

Effects of exchange rates on cash	1,167	352	1,553	963	1,037	3,795	772	10,256	(1,933)	2,000	8,323

Net increase (decrease) in cash and cash equivalents	(118,976)	15,729	(4,108)	31,062	797	26,676	12,529	186,992	48,718	31,859	235,710
Cash and cash equivalents, beginning of period	166,035	47,059	62,788	58,680	89,742	90,539	117,215	129,744	316,736	58,680	129,744
Cash and cash equivalents, end of period	$47,059	$62,788	$58,680	$89,742	$90,539	$117,215	$129,744	$316,736	$365,454	$90,539	$365,454

Non - GAAP Free cash flow (1):
Net cash provided by operating activities	$62,728	$78,850	$44,559	$78,999	$53,161	$72,835	$64,184	$78,357	$70,684	$132,160	$149,041
Less: Capital expenditures	(15,831)	(12,492)	(16,882)	(21,449)	(15,515)	(10,596)	(16,187)	(20,559)	(29,654)	(36,964)	(50,213)
Free cash flow	$46,897	$66,358	$27,677	$57,550	$37,646	$62,239	$47,997	$57,798	$41,030	$95,196	$98,828

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
ASSETS
Current assets:
Cash and cash equivalents	$47,059	$62,788	$58,680	$89,742	$90,539	$117,215	$129,744	316,736	$365,454
Available-for-sale securities, current	422,972	506,285	537,893	591,262	630,914	511,746	448,703	79,236	68,579
Accounts receivable, net	278,870	324,507	444,747	417,329	419,033	401,994	499,854	458,447	410,427
Prepaid and other	63,565	77,937	82,488	89,650	100,233	101,950	106,664	97,929	121,093
Current assets of discontinued operations	90,864	—	—	—	—	—	—	—	—
Total current assets	903,330	971,517	1,123,808	1,187,983	1,240,719	1,132,905	1,184,965	952,348	965,553

Available-for-sale securities, non-current	—	—	—	—	—	—	—	102,716	99,330
Property and equipment, net	83,990	88,949	97,286	110,875	117,613	117,802	123,397	138,182	149,048
Goodwill	567,677	570,272	589,041	590,553	595,850	614,437	615,334	702,598	690,161
Intangibles, net	41,583	40,390	39,320	38,191	37,012	36,804	35,351	34,308	32,696
Investment in unconsolidated affiliates	63,196	61,142	59,625	57,748	54,782	51,708	50,871	49,049	44,446
Other assets	46,018	49,156	43,232	55,540	48,360	52,513	53,162	67,218	70,475
Non-current assets of discontinued operations	157,505	17,878	17,491	16,925	16,233	15,461	14,730	13,959	—
Total assets	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569	$2,021,630	$2,077,810	$2,060,378	$2,051,709

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$288,031	$350,250	$358,850	$279,032	$278,553	$298,023	$304,146	297,932	$321,077
Deferred revenue	349,034	346,706	444,145	449,836	452,196	434,682	524,331	521,873	470,408
Current portion of long-term debt	18,635	18,507	23,249	7,074	1,660	1,684	184	158	142
Current liabilities of discontinued operations	46,028	—	—	—	—	—	—	—	—
Total current liabilities	701,728	715,463	826,244	735,942	732,409	734,389	828,661	819,963	791,627

Non-current income taxes payable	—	—	—	84,480	89,910	94,418	111,108	116,376	119,360
Other liabilities	29,277	29,129	28,344	34,590	25,473	25,313	17,033	16,077	17,323
Long-term debt, less current portion	2,185	2,152	415	395	312	261	231	177	126
Non-current liabilities of discontinued operations	5,535	5,325	5,115	4,906	4,696	4,486	4,276	4,067	—
Total liabilities	738,725	752,069	860,118	860,313	852,800	858,867	961,309	956,660	928,436

Common stock and class B common stock	131	131	131	131	131	131	133	133	133
Additional paid-in capital	1,629,378	1,632,246	1,636,023	1,687,407	1,713,670	1,562,646	1,468,808	1,395,991	1,397,282
Accumulated other comprehensive income, net	64,424	68,034	87,632	87,708	93,096	115,813	118,387	155,830	143,264
Retained deficit	(569,359)	(653,176)	(614,101)	(577,744)	(549,128)	(515,827)	(470,827)	(448,236)	(417,406)
Total stockholders’ equity	1,124,574	1,047,235	1,109,685	1,197,502	1,257,769	1,162,763	1,116,501	1,103,718	1,123,273

Total liabilities and stockholders’ equity	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569	$2,021,630	$2,077,810	$2,060,378	$2,051,709

Selected Financial Ratios(1)
- Annualized return on equity	14.7%	-30.9%	14.5%	13.7%	9.3%	11.0%	15.8%	8.1%	11.1%
- Book value per share	$8.75	$8.15	$8.63	$9.19	$9.60	$9.19	$9.02	$9.13	$9.30
- Cash and marketable securities per share	$3.66	$4.43	$4.64	$5.23	$5.51	$4.97	$4.67	$4.13	$4.42

(1) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment Information and Margin Analysis - Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	6M 2007	6M 2008

Segment OIBDA(1):
Monster Careers - North America	$61,337	$62,114	$64,984	$71,150	$60,845	$57,589	$60,410	$47,602	$67,636	$131,995	$115,238
Monster Careers - International	7,064	8,248	13,001	12,594	17,362	12,896	29,980	16,662	40,361	29,956	57,023
Monster Careers OIBDA (1)	68,401	70,362	77,985	83,744	78,207	70,485	90,390	64,264	107,997	161,951	172,261

Internet Advertising & Fees OIBDA(1)	12,306	11,615	11,553	7,470	7,438	5,316	3,118	792	7,508	14,908	8,300

Total Monster OIBDA(1)	$80,707	$81,977	$89,538	$91,214	$85,645	$75,801	$93,508	$65,056	$115,505	$176,859	$180,561

Corporate expenses before D&A(1)	$(8,790)	$(12,008)	$(20,815)	$(17,645)	$(14,923)	$(9,917)	$(11,032)	$(12,104)	$(61,196)	$(32,568)	$(73,300)

Proforma operating income(1):
Monster Careers - North America	$55,597	$57,193	$59,853	$65,878	$55,029	$59,430	$56,482	$42,955	$59,335	$120,907	$102,290
Monster Careers - International	2,003	4,997	9,658	7,961	12,055	13,589	28,699	12,945	33,316	20,016	46,261
Monster Careers Proforma operating income(1)	57,600	62,190	69,511	73,839	67,084	73,019	85,181	55,900	92,651	140,923	148,551

Internet Advertising & Fees ProForma operating income (loss)(1)	11,318	10,642	10,623	6,062	5,679	5,404	2,658	(609)	4,994	11,741	4,385

Total Monster Proforma income(1)	$68,918	$72,832	$80,134	$79,901	$72,763	$78,423	$87,839	$55,291	$97,645	$152,664	$152,936

Corporate Proforma expenses(1)	$(10,270)	$(10,118)	$(9,285)	$(10,121)	$(8,778)	$(8,046)	$(12,177)	$(11,586)	$(19,308)	$(18,899)	$(30,894)

Segment operating income:(1)
Monster Careers - North America	$55,597	$57,193	$59,853	$65,878	$54,579	$51,455	$52,950	$39,701	$58,409	$120,457	$98,110
Monster Careers - International	2,003	4,997	9,658	7,961	12,055	7,344	24,753	9,643	31,916	20,016	41,559
Monster Careers operating income	57,600	62,190	69,511	73,839	66,634	58,799	77,703	49,344	90,325	140,473	139,669

Internet Advertising & Fees operating income (loss)	11,318	10,642	10,623	6,062	5,679	3,487	1,383	(1,431)	4,656	11,741	3,225

Total Monster operating income	$68,918	$72,832	$80,134	$79,901	$72,313	$62,286	$79,086	$47,913	$94,981	$152,214	$142,894

Corporate expenses	$(10,895)	$(14,206)	$(22,851)	$(19,948)	$(29,470)	$(11,289)	$(13,647)	$(14,569)	$(63,732)	$(49,418)	$(78,301)

Margin Analysis:

Monster Careers - North America OIBDA margin	37.7%	37.2%	38.6%	38.7%	34.9%	32.8%	34.8%	25.9%	41.2%	36.8%	33.1%
Monster Careers - North America Proforma operating margin	34.1%	34.3%	35.6%	35.8%	31.5%	33.9%	32.5%	23.4%	36.1%	33.7%	29.4%
Monster Careers - North America operating margin	34.1%	34.3%	35.6%	35.8%	31.3%	29.4%	30.5%	21.6%	35.6%	33.6%	28.2%

Monster Careers - International OIBDA margin	9.5%	10.7%	14.5%	11.9%	14.9%	10.6%	20.9%	10.9%	25.8%	13.4%	18.4%
Monster Careers - International Proforma operating margin	2.7%	6.5%	10.7%	7.5%	10.3%	11.2%	20.0%	8.4%	21.3%	9.0%	14.9%
Monster Careers - International operating margin	2.7%	6.5%	10.7%	7.5%	10.3%	6.0%	17.3%	6.3%	20.4%	9.0%	13.4%

Monster Careers OIBDA margin	28.8%	28.8%	30.2%	28.9%	26.8%	23.7%	28.5%	19.1%	33.6%	27.8%	26.2%
Monster Careers Proforma operating margin	24.3%	25.5%	26.9%	25.4%	23.0%	24.6%	26.9%	16.6%	28.9%	24.2%	22.6%
Monster Careers operating margin	24.3%	25.5%	26.9%	25.4%	22.9%	19.8%	24.5%	14.7%	28.1%	24.2%	21.2%

Internet Advertising & Fees OIBDA margin	43.7%	36.4%	37.2%	23.6%	22.8%	16.0%	10.1%	2.7%	22.5%	23.2%	13.2%
Internet Advertising & Fees Proforma operating margin	40.2%	33.3%	34.2%	19.2%	17.4%	16.3%	8.6%	-2.1%	15.0%	18.3%	7.0%
Internet Advertising & Fees operating margin	40.2%	33.3%	34.2%	19.2%	17.4%	10.5%	4.5%	-4.8%	14.0%	18.3%	5.1%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations

(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	6M 2007	6M 2008

Monster Careers	89.4%	88.4%	89.3%	90.2%	89.9%	90.0%	91.1%	91.9%	90.6%	90.0%	91.3%
Internet Advertising & Fees	10.6%	11.6%	10.7%	9.8%	10.1%	10.0%	8.9%	8.1%	9.4%	10.0%	8.7%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	35.5%	37.2%	38.3%	36.4%	39.5%	37.5%	36.7%	36.9%	35.9%	37.9%	36.4%
Office and general	12.1%	14.9%	16.9%	18.3%	16.0%	17.5%	16.3%	16.8%	17.4%	17.1%	17.1%
Marketing and promotion	25.2%	22.6%	21.1%	22.5%	22.7%	21.7%	22.1%	30.5%	19.5%	22.6%	25.1%
Provision for legal settlements, net	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	11.3%	0.0%	5.6%
Restructuring and other special charges	0.0%	0.0%	0.0%	0.0%	0.0%	3.4%	1.6%	1.9%	0.8%	0.0%	1.3%
Depreciation expense	3.1%	2.5%	2.6%	2.4%	2.9%	3.2%	3.0%	2.9%	3.5%	2.7%	3.2%
Amortization of restricted stock and RSU Plan	1.3%	1.1%	0.8%	1.3%	5.3%	0.9%	1.0%	1.4%	2.4%	3.3%	1.9%
Non-cash stock option expense	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%
Amortization of intangibles	0.9%	0.5%	0.5%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%
Operating expenses	78.1%	78.8%	80.2%	81.4%	86.8%	84.6%	81.2%	90.9%	91.2%	84.1%	91.0%

Operating income	21.9%	21.2%	19.8%	18.6%	13.2%	15.4%	18.8%	9.1%	8.8%	15.9%	9.0%
Interest and other, net	1.5%	1.9%	2.2%	1.7%	2.1%	2.0%	2.0%	2.0%	0.9%	1.9%	1.4%
Income from cont. operations, pre-tax	23.4%	23.1%	22.0%	20.3%	15.4%	17.4%	20.8%	11.1%	9.7%	17.8%	10.4%

Income taxes	8.2%	8.1%	7.7%	7.2%	5.4%	6.2%	7.3%	4.1%	3.4%	6.3%	3.8%
Losses in equity interests, net	-0.9%	-0.7%	-0.5%	-0.4%	-0.9%	-0.9%	-0.2%	-0.5%	-1.0%	-0.7%	-0.8%
Income from continuing operations	14.4%	14.3%	13.8%	12.7%	9.0%	10.3%	13.3%	6.5%	5.2%	10.8%	5.9%

Income (loss) from disc. operations, net of tax	0.5%	-44.6%	-0.3%	-0.4%	-0.2%	-0.2%	-0.3%	-0.3%	3.5%	-0.3%	1.5%

Net income (loss)	14.9%	-30.3%	13.5%	12.3%	8.8%	10.1%	12.9%	6.2%	8.7%	10.5%	7.4%

Monster Worldwide, Inc.

Statements of Operations - Reconciliation of Non-GAAP Measures

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	6M 2007	6M 2008

OIBDA (1)	$71,917	$69,969	$68,723	$73,569	$70,722	$65,884	$82,476	$52,952	$54,309	$144,291	$107,261

Depreciation expense	8,204	6,937	7,448	7,860	9,350	10,408	10,589	10,803	12,330	17,210	23,133
Amortization of restricted stock and RSU Plan	3,423	2,943	2,424	4,176	17,069	2,871	3,623	5,206	8,351	21,245	13,557
Non-cash stock option expense	—	—	—	186	47	104	105	127	182	233	309
Restructuring non-cash compensation expense	—	—	—	—	—	—	—	1,162	—	—	1,162
Restructuring non-cash write-offs	—	—	—	—	—	67	1,263	924	923	—	1,847
Amortization of intangibles	2,267	1,463	1,568	1,394	1,413	1,437	1,457	1,386	1,274	2,807	2,660

Operating income	$58,023	$58,626	$57,283	$59,953	$42,843	$50,997	$65,439	$33,344	$31,249	$102,796	$64,593

Proforma operating income (1)	$58,648	$62,714	$70,849	$69,780	$63,985	$70,377	$75,662	$43,705	$78,337	$133,765	$122,042

Executive Commitments	—	—	—	—	15,811	—	—	—	—	15,811	—
Provision for legal settlements, net	—	—	—	—	—	—	—	—	40,100	—	40,100
Stock option investigation	625	4,088	13,566	9,827	5,331	2,571	1,392	2,983	4,256	15,158	7,239
Security breach	—	—	—	—	—	5,654	3,389	451	—	—	451
Restructuring non-cash compensation expense	—	—	—	—	—	—	—	1,162	—	—	1,162
Restructuring program non-cash write-offs	—	—	—	—	—	67	1,263	924	923	—	1,847
Restructuring expenses, less non-cash items	—	—	—	—	—	11,088	4,179	4,841	1,809	—	6,650

Operating income	$58,023	$58,626	$57,283	$59,953	$42,843	$50,997	$65,439	$33,344	$31,249	$102,796	$64,593

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Selected Statements Discontinued Operations Information - Tickle

(unuadited, in thousands)

Summary P&L Information(1)	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	6M 2007	6M 2008

Revenue	$7,198	$7,164	$7,002	$6,141	$3,894	$2,264	$14,362	$6,158

Salary and related	984	1,198	1,310	1,434	1,240	2,319	2,182	3,559
Office and general	1,685	1,178	1,135	1,354	1,054	712	2,863	1,766
Marketing and promotion	5,560	4,477	4,763	3,878	2,780	1,594	10,037	4,374
Depreciation expense	425	476	477	479	470	466	901	936
Amortization of intangibles	302	302	302	302	302	302	604	604
Write-off of long-lived assets	—	—	—	—	—	13,201	—	13,201
Operating expenses	8,956	7,631	7,987	7,447	5,846	18,594	16,587	24,440

Operating loss	(1,758)	(467)	(985)	(1,306)	(1,952)	(16,330)	(2,225)	(18,282)

Interest and other, net	(109)	9	(219)	42	18	7	(100)	25

Loss before income taxes	(1,867)	(458)	(1,204)	(1,264)	(1,934)	(16,323)	(2,325)	(18,257)

Income taxes benefit	(738)	(181)	(476)	(467)	(763)	(28,592)	(919)	(29,355)
Income from discontinued operations(1)	$(1,129)	$(277)	$(728)	$(797)	$(1,171)	$12,269	$(1,406)	$11,098

(1) This financial supplement is for the Company’s discontinued Tickle business only and excludes the discontinued operations of its former Advertising & Communications operating segment, which were included in the Company’s consolidated results for the 2007 and 2006 periods.